JOINT FILER INFORMATION


NAME: DANIEL B. ZWIRN
----

ADDRESS:    c/o D.B. Zwirn & Co., L.P.
-------     745 Fifth Avenue, 18th Floor
            New York, NY 10151

DESIGNATED FILER: D.B. Zwirn & Co., L.P.
----------------

ISSUER AND TICKER SYMBOL: Community Bankers Acquisition Corp. (BTC)
------------------------

DATE OF EVENT REQUIRING STATEMENT: September 27, 2007
---------------------------------

                             JOINT FILER INFORMATION


NAME: D.B. ZWIRN SPECIAL OPPORTUNITIES FUND, LTD.
----

ADDRESS:    c/o Goldman Sachs (Cayman) Trust, Limited
-------     P.O. Box 896
            George Town
            Harbour Centre, 2nd Floor
            Grand Cayman, Cayman Islands
            British West Indies

DESIGNATED FILER: D.B. Zwirn & Co., L.P.
----------------

ISSUER AND TICKER SYMBOL: Community Bankers Acquisition Corp. (BTC)
------------------------

DATE OF EVENT REQUIRING STATEMENT: September 27, 2007
---------------------------------

                             JOINT FILER INFORMATION


NAME: D.B. ZWIRN SPECIAL OPPORTUNITIES FUND, L.P.
----

ADDRESS:    c/o D.B. Zwirn & Co., L.P.
-------     745 Fifth Avenue, 18th Floor
            New York, NY 10151

DESIGNATED FILER: D.B. Zwirn & Co., L.P.
----------------

ISSUER AND TICKER SYMBOL: Community Bankers Acquisition Corp. (BTC)
------------------------


DATE OF EVENT REQUIRING STATEMENT: September 27, 2007
---------------------------------

                             JOINT FILER INFORMATION


NAME: ZWIRN HOLDINGS, LLC
----

ADDRESS:    c/o D.B. Zwirn & Co., L.P.
-------     745 Fifth Avenue, 18th Floor
            New York, NY 10151

DESIGNATED FILER: D.B. Zwirn & Co., L.P.
----------------

ISSUER AND TICKER SYMBOL: Community Bankers Acquisition Corp. (BTC)
------------------------

DATE OF EVENT REQUIRING STATEMENT: September 27, 2007
---------------------------------

                             JOINT FILER INFORMATION


NAME: DBZ GP, LLC
----

ADDRESS:    c/o D.B. Zwirn & Co., L.P.
-------     745 Fifth Avenue, 18th Floor
            New York, NY 10151

DESIGNATED FILER: D.B. Zwirn & Co., L.P.
----------------

ISSUER AND TICKER SYMBOL: Community Bankers Acquisition Corp. (BTC)
------------------------

DATE OF EVENT REQUIRING STATEMENT: September 27, 2007
---------------------------------